UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd
Las Vegas, Nevada 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

On March 31, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest"), entered into a stock purchase agreement (the "Stock Purchase Agreement") to purchase Mao Ren International Inc. ("Mao Ren") from its shareholders, Chiu, Pao-Chi,  Chiun Jing Inc.,  Haug Inc.,  Jiu Bang Inc., and Wan Fu Inc., (together, the "Mao Ren Sellers") to acquire 100 percent of the outstanding share of common stock in Mao Ren in exchange for US$1 (the "Purchase Price"). The table below details the proportion of ownership each of the Mao Ren Sellers had in Mao Ren.

Mao Ren Sellers	Mao Ren Shares	Percentage
Chiu, Pao-Chi	240,286
Chiun Jing Inc.	101,458
Haug Inc.	27,137
Jiu Bang Inc.	37,067
Wan Fu Inc.	58,052

The following table lists each of our officers and directors and details their relationship to Mao Ren.

Name of natural person affiliate	San Lotus Holding Inc.	Green Forest Management Consulting Inc.	Mao Ren International Inc.
Chen, Li-Hsing	President/Director	-	-
ChenTseng, Chih-Ying	CEO	-	-
Lin, Mu Chen	CFO	-	-
Yu, Chien-Yang	Vice President /Director	Director	-
Chen, Kuan-Yu	Secretary and Director	Director	President
Kwong, Edwin	Director	-	-
Wu, Tsung Lun	Director	-	-
Chang, Kai	Director	-	-
Yueh, Jung-Lin	Director	-	-
Lai, Chia Ling	Director	-	-
Chiang Yu Chang	-	Chairman/ Director	-

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the Stock Purchase Agreement, attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned acquisition is incorporated by reference into this Item 2.01.

As a result of the Stock Purchase Agreement, on March 31, 2015, Green Forest Management Consulting Inc. ("Green Forest"), our wholly-owned subsidiary, entered into and closed on a stock purchase agreement (the "Stock Purchase Agreement") with Chiu, Pao-Chi,  Chiun Jing Inc.,  Haug Inc.,  Jiu Bang Inc., and Wan Fu Inc., (together, the "Mao Ren Sellers") for the acquisition of Mao Ren International Inc., a Taiwan (R.O.C.) company ("Mao Ren").

Through entry into the Stock Purchase Agreement, Green Forest acquired all of the issued and outstanding common stock of Mao Ren from the Mao Ren Sellers in exchange for US$1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

2

Exhibit No. and Description

10.1    Stock Purchase Agreement, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and the Purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: March 31, 2015

By:  /s/ Chen, Li-Hsing________________

 Chen Li-Hsing

President and Chairman of the Board

EXHIBIT INDEX

Exhibit No. and Description

10.1 Stock Purchase Agreement, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and the Purchasers named therein.